UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2010
Getty Realty Corp.
(Exact name of registrant as specified in charter)

Maryland	001-13777	11-3412575

(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

125 Jericho Turnpike, Suite 103
Jericho, New York	11753

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (516) 478-5400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	— Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers
On February 25, 2010, Getty Realty Corp. (the “Company”) announced that as part of its management succession process, Leo Liebowitz will relinquish his position as Chief Executive Officer of the Company at the Company’s 2010 annual stockholder’s meeting (the “2010 Annual Meeting”), currently scheduled for May 20, 2010. Following the 2010 Annual Meeting, Mr. Liebowitz will continue to serve as Chairman of the Company’s Board of Directors and will retain an active role in the Company through May 2013 at which time he intends to retire. The Company plans to enter into a three year employment agreement with Mr. Liebowitz which will be effective on the date of the 2010 Annual Meeting. The terms of the employment agreement with Mr. Liebowitz have not been finalized. The Company will file the employment agreement with Mr. Liebowitz once it is finalized.
The Company also announced that Mr. David B. Driscoll, age 55, who currently serves as a Director of the Company, will be appointed to the position of President of the Company, effective on April 1, 2010. In addition, Mr. Driscoll will be appointed as the Company’s Chief Executive Officer, effective on the date of the 2010 Annual Meeting. In connection with Mr. Driscoll’s appointments as President and Chief Executive Officer, the Company plans to enter into an employment agreement with Mr. Driscoll for a three-year initial term, which will be effective as of April 1, 2010. The terms of the employment agreement with Mr. Driscoll have not been finalized. The Company will file the employment agreement with Mr. Driscoll once it is finalized.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release dated February 25, 2010.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934, as amended (the “Exchange Act”). These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.
You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the Securities and Exchange Commission under the Exchange Act in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETTY REALTY CORP.
Date: March 3, 2010	By:	/s/ Thomas J. Stirnweis
Thomas J. Stirnweis
Vice President, Treasurer and Chief Financial Officer

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